Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


(Fixed Income Artwork)

FIXED INCOME

Annual Report
2002

DELAWARE
High-Yield Opportunities Fund





[LOGO] POWERED BY RESEARCH.(SM)

Table
  of Contents

Letter to Shareholders                      1

Portfolio Management Review                 3

New At Delaware                             5

Performance Summary                         6

Financial Statements:

   Statement of Net Assets                  8

   Statement of Assets
     and Liabilities                       12

   Statement of Operations                 13

   Statements of Changes
     in Net Assets                         14

   Financial Highlights                    15

   Notes to Financial
     Statements                            19

   Report of Independent
     Auditors                              22

Board of Trustees/Officers                 23

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.

Delaware Investments
  Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o Astute security selection is essential when seeking a performance advantage.

o Superior fundamental research is the key to astute security selection. Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o  U.S. growth equity
o  U.S. value equity
o  U.S. fixed income
o  International and global
o  U.S. structured-approach equity products

The Independent Research Advantage
Each center of expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 177 seasoned investment professionals -- of whom 119 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter                                    Delaware High-Yield Opportunities Fund
   to Shareholders                        August 13, 2002


Recap of Events
It was another positive year for most bond investors, who have recently found themselves benefiting from global uncertainties and a U.S. stock market that's in retreat. Over the past year, as corporate scandals unfolded, current events threatened, and investors' enthusiasm for stocks waned, many bonds again became attractive to investors.

Unfortunately, strength in the broader fixed-income markets did not translate into positive returns for high-yield bonds. During the year, as corporate credit remained a major concern of most investors, and as default rates remained high, investment grade bonds were generally in much greater demand than high-yield issues.

In the corporate bond market, the second quarter's lackluster pace of new issuance hints that a sharp slowdown has occurred in corporate debt growth. According to a recent note by ratings agency Moody's Investors Service, much of the $234 billion annualized net corporate bond issuance in 2002's first quarter was used to refinance short-term obligations as opposed to increasing total debt.

Meanwhile, the high rate of corporate bond defaults seen in recent years continued into 2002. Moody's reported the rate of debt defaults for 2002's first half at 10.3%. However, the rate seems to finally be in decline, once the much-troubled telecommunications industry is factored out of the calculation.

Major U.S. stock indexes are entrenched in negative territory year-to-date, and as a result investors poured $73.9 billion into bond funds during 2002's first half (Source: AMG Data Services). The Lehman Brothers Aggregate Bond Index, a good measure of the broad U.S. fixed-income market, turned in a gain of +7.53% for the year ended July 31, 2002. Of that gain, just less than three percentage points came during the period from May to July 2002.

Economic growth for the first quarter of this year, as reported by the U.S. Department of Commerce, was recently revised downward to a yearly rate of +5.0%, while second quarter gross domestic product was significantly less -- reported in late July at just +1.1%. The economy has now officially come through the 2001 recession, and the consensus forecast is for recovery. However, data released lately suggests that a "double-dip" recession, if not yet a likelihood, is still a possibility. Investors and traders alike continue to monitor the economic data for a sense of direction.

As of July 31, 2002, the two-year U.S. Treasury note was yielding +2.19% and the 10-year note +4.44%. The 30-year Treasury bond yield was at +5.31%.

Delaware High-Yield Opportunities Fund posted a total return of -3.87% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended July 31, 2002. The Fund beat both the Lipper High Current Yield Funds Average, which posted a loss of -7.54 %, and the Salomon Smith Barney High-Yield Cash Pay Index, which declined -9.46%. As of July 31, 2002, Delaware High-Yield Opportunities Fund's SEC 30-day yield for Class A shares was 11.18%.

Total Return
For the period ended July 31, 2002                                 One Year
Delaware High-Yield Opportunities Fund-- Class A Shares             -3.87%
Lipper High Current Yield Funds Average (395 funds)                 -7.54%
Salomon Smith Barney High-Yield Cash Pay Index                      -9.46%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the index can be found on pages 6 and
7. The Lipper High Current Yield Funds Average represents the average return of high-yield bond funds tracked by Lipper (Source: Lipper Inc.). The Salomon Smith Barney High-Yield Cash Pay Index is an unmanaged index that generally tracks the performance of domestic high-yield bonds. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Market Outlook
While weak economic data recently left open the possibility of the economy sliding back into recession, the consensus GDP forecast for the remainder of 2002 is for continued growth --a scenario we still consider to be the more likely outcome as the year progresses.

Assuming the recovery is able to continue at its tempered pace, we expect a gradual return of confidence in corporations, which we think should eventually provide a lift to both the equity and corporate bond markets.

In the short term, the Federal Reserve is likely to keep the fed funds target rate low, or perhaps even reduce it, if faced with an additional wave of ominous data. A continuation of low rates could bode well for your Fund over the near term, as rising interest rates are typically not a welcome sign for bond investors. Going forward, you can expect the Fund's management to retain its intensive focus on the research process, as the credit environment remains tight and the cost of borrowing high for U.S. corporations.

We remind investors that it is important to periodically reexamine the asset allocation within their investment portfolios. For those individuals seeking high income, we think Delaware High-Yield Opportunities Fund can be a compelling investment vehicle.

Sincerely,

/s/ Charles E. Haldeman, Jr.
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds

/s/ David K. Downes
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                 Delaware High-Yield Opportunities Fund
  Management Review                       August 13, 2002


Fund Managers
Timothy L. Rabe
Vice President/Portfolio Manager

Jude T. Driscoll
Executive Vice President/Head of Fixed Income

The Fund's Results
In a year marked by turbulence and uncertainty both at home and abroad, Delaware High-Yield Opportunities Fund, like its peers, suffered from extreme market volatility. During the second half of the Fund's fiscal year, conditions grew considerably worse as investors dealt with the negative implications of increased corporate fraud and a bleak economic environment.

For the fiscal year ended July 31, 2002, Delaware High-Yield Opportunities Fund returned -3.87% (Class A shares at net asset value with distributions reinvested). The Fund's performance beat the Lipper High Current Yield Funds Average, which declined -7.54% for the same period. Your Fund also outpaced the Salomon Smith Barney High-Yield Cash Pay Index, which fell -9.46% over the last twelve months.

The past year proved challenging for the high-yield market. Banks' reluctance to lend money to high-yield borrowers has been detrimental to corporate growth, limiting their ability to fund improvements and acquire additional assets. While many banks have off-loaded risk by selling loans to individual investors and funds, we believe lending institutions are now positioned to extend credit to companies with solid assets and viable operations -- a move that will ultimately bode well for the high-yield market.

Another factor that we believe could help to stabilize the high-yield market is the recent increase in merger and acquisition activity. These transactions help investors rank the investment universe and more accurately determine the fair market value of corporate assets.

  "WE BELIEVE LENDING INSTITUTIONS ARE
  NOW POSITIONED TO EXTEND CREDIT TO
  COMPANIES WITH SOLID ASSETS AND VIABLE
  OPERATIONS."

Finally, the high-yield market has witnessed an increase in "fallen angels" -- investment-grade bonds that have been downgraded to non-investment-grade status. Through July 31, 2002, the rate of such downgrades exceeded new high-yield debt issuance by almost three times (Source: Moody's Investor Service). Because investment-grade issuers are typically larger and more financially secure than their high-yield counterparts, they can support higher levels of debt. However, when large, high-grade issuers fall to non-investment-grade levels, as in the case of Worldcom, it can have a destabilizing effect on the entire high-yield market.

Portfolio Highlights
During the past year, our market underweighting in telecommunications proved positive for the Fund, as defaults continued to plague the sector. Our ability to continually scrutinize these companies remains a key attribute of our strategy. It enabled us to reduce or liquidate our positions in several companies within this sector.

Retailers proved to be one of the best performers during the fiscal year. Leveraging our credit analysis, we were able to participate in the strong price performance of bonds from Office Depot, one of the portfolio's core holdings. This well-known national brand emerged from a successful corporate restructuring that focused on repairing balance sheet issues and streamlining operations. We anticipate that the continued strength of such a company could result in an upgrade to investment-grade status in the coming months.

In light of market volatility, sectors such as energy, gaming, and healthcare have provided safe havens for high-yield investors, generating positive relative performance. Despite the events of September 11, the gaming sector held up well, helping the Fund's performance. While legislative risks still exists in the healthcare sector, no real negative issues have emerged. We have maintained a slight overweighting in this sector relative to the Fund's benchmark index, focusing on the industry's smaller, niche providers.

The Fund's overweight position in the chemical sector proved to be a positive, particularly during the second half of the fiscal year. Our biggest holding was in Solutia, a specialty chemical company. While the firm is dealing with litigation, we anticipate the settlement will be modest. Since we bought the security, the company issued new high-yield bonds, pledging to secure all outstanding debt in the process. We believe securities backed by these assets help offset the potential risks associated with corporate litigation.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
July 31, 2002
Current SEC 30-Day Yield*                                    11.18%
--------------------------------------------------------------------------------
Average Duration**                                       4.20 years
--------------------------------------------------------------------------------
Average Maturity***                                      7.37 years
--------------------------------------------------------------------------------
Portfolio Turnover+                                            609%
--------------------------------------------------------------------------------

  *For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current SEC 30-day yield as of July 31, 2002 for Class B and C shares was 11.01%. The SEC 30-day yield for the Institutional Class was 12.07%.

 **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund to changes in interest rates.

***Average Maturity is the average time remaining until repayment by issuers of portfolio securities.

  +A turnover rate of 100% would occur if the Fund bought and sold all of the securities in its portfolio once in the course of a year, or if the Fund frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors.
--------------------------------------------------------------------------------

Top 10 Sectors
July 31, 2002
                                                  Percentage
Sector                                           of Net Assets
--------------------------------------------------------------
Cable, Media & Publishing                           10.30%
--------------------------------------------------------------
Leisure, Lodging & Entertainment                     9.22%
--------------------------------------------------------------
Chemicals                                            8.73%
--------------------------------------------------------------
Food, Beverage & Tobacco                             7.39%
--------------------------------------------------------------
Energy                                               6.70%
--------------------------------------------------------------
Healthcare & Pharmaceuticals                         5.90%
--------------------------------------------------------------
Retail                                               5.33%
--------------------------------------------------------------
Telecommunications                                   4.52%
--------------------------------------------------------------
Packaging & Containers                               3.97%
--------------------------------------------------------------
Utilities                                            3.64%
--------------------------------------------------------------

During the second half of the Fund's fiscal year, exposure to the utility sector had a negative impact on performance. In recent months, utilities have come under intense scrutiny for their perceived supply/demand imbalance, resulting in slower corporate growth. However, we remain optimistic that the majority of utility providers are adequately funded and offer low cost, efficient plants poised to meet future demand. A good example is Calpine, where corporate management recognizes that future security is contingent upon slower growth and an increased focus on cash flow.

Outlook
Our investment approach seeks to minimize risk through continual monitoring of sector weightings, helping us to avoid overexposure to any one industry. Further, we believe that our bottom-up approach combined with extensive proprietary credit research will continue to help us select the most attractive high-yield issues available in the marketplace.

We anticipate that market volatility will continue until concerns about corporate malfeasance lessen. The increased focus on cash flow has resulted in investors paying much higher premiums than in the past. Over the course of the coming year, we believe sectors such as cable, telecommunications, utilities, and energy could drive the high-yield market and deliver the most attractive yields.

New
  At Delaware
--------------------------------------------------------------------------------
                        (Graphic omitted edelivery logo)  [Graphic Appears Here]

Simplify your life.
   SIGN UP FOR DELAWARE'S NEW
                   eDelivery!

No more hunting for lost documents or misplaced items in your filing cabinet. Delaware Investments helps you get organized with Delaware eDelivery. Online account access users can now receive fund documents electronically instead of via U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure environment at any time, from anywhere.

To sign up for Delaware eDelivery:
1. Go to www.delawareinvestments.com/edelivery
2. Follow the directions to register.

Take control with Delaware eDelivery!

If you have questions or need more information, call our Shareholder Service Center at 800 523-1918 from 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday.
--------------------------------------------------------------------------------

Delaware
  High-Yield Opportunities Fund

Fund Basics
As of July 31, 2002
-----------------------------------------------
Fund Objectives:
The Fund seeks total return, and as a secondary
objective, high current income.
-----------------------------------------------
Total Fund Net Assets:
$29.68 million
-----------------------------------------------
Number of Holdings:
176
-----------------------------------------------
Fund Start Date:
December 30, 1996
-----------------------------------------------
Your Fund Managers:
Timothy L. Rabe is Vice President/Portfolio Manager of Delaware's high-yield funds. Mr. Rabe received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder.
Jude T. Driscoll is Executive Vice President/ Head of Fixed Income at Delaware Management Company. Mr. Driscoll received a bachelor's degree in economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc, Montgomery Securities and Goldman Sachs & Co.

-----------------------------------------------
Nasdaq Symbols:
Class A: DHOAX
Class B: DHOBX
Class C: DHOCX

Fund Performance
Average Annual Total Returns
Through July 31, 2002                      Lifetime  Five Years  One Year
--------------------------------------------------------------------------
Class A (Est. 12/30/96)
Excluding Sales Charge                      +1.67%     -0.20%     -3.87%
Including Sales Charge                      +0.80%     -1.18%     -8.51%
--------------------------------------------------------------------------
Class B (Est. 2/17/98)
Excluding Sales Charge                      -3.30%                -4.80%
Including Sales Charge                      -3.59%                -8.26%
--------------------------------------------------------------------------
Class C (Est. 2/17/98)
Excluding Sales Charge                      -3.30%                -4.80%
Including Sales Charge                      -3.30%                -5.66%
--------------------------------------------------------------------------
The Fund invests primarily in high-yield bonds (commonly known as `junk bonds'), which involve greater risk than investing in higher quality fixed-income securities.

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime, five-year, and one-year periods ended July 31, 2002 for Delaware High-Yield Opportunities Fund Institutional Class were +1.92%, +0.08%, and -3.57%, respectively. The Institutional Class shares were first made available on December 30, 1996 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware High-Yield Opportunities Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DHOIX

Delaware
  High-Yield Opportunities Fund

Performance of a $10,000 Investment
December 30, 1996 (Fund's inception) through July 31, 2002

Delaware High Yield Opportunities Fund Performance of $10,000 investment chart
------------------------------------------------------------------------------

                  Delaware High Yield
                  Opportunities Fund-         Salomon Smith Barney High
                    Class A shares              Yield Cash Pay Index
       Dec-96           $9,532                        $10,000
       Jul-97          $10,562                        $10,835
       Jul-98          $12,184                        $11,993
       Jul-99          $11,666                        $11,968
       Jul-00          $12,074                        $11,886
       Jul-01          $10,871                        $12,149
       Jul-02          $10,425                        $11,000

Chart assumes $10,000 invested on December 30, 1996 and includes the effect of a 4.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Salomon Smith Barney High-Yield Cash Pay Index is an unmanaged index that generally tracks the performance of high-yield bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                 Delaware High-Yield Opportunities Fund
   of Net Assets                          July 31, 2002

                                                           Principal      Market
                                                            Amount        Value
Asset-Backed Securities - 0.58%
     Morgan Stanley Dean Witter
        2001-NC3N N 12.75% 10/25/31                        $121,838     $124,121
        2001-NC2N N 12.75% 1/26/32                           48,311       48,856
                                                                        --------
Total Asset-Backed Securities
   (cost $170,149)                                                       172,977
                                                                        --------
Collateralized Mortgage Obligations - 2.71%
     Citicorp Mortgage Securities 2001-14
        B3 6.614% 9/25/31                                   172,309      149,626
     Credit Suisse First Boston
        Mortgage Securities
        2001-C26 1B4 6.75% 11/25/31                          63,274       49,668
        2001-CK1 J 5.863% 12/16/35                          300,000      240,468
     Master Asset Securitization Trust
        2001-3 B4 6.015% 1/25/32                             74,050       62,147
     Prudential Securities Secured Financing
        1998-C1 J 7.365% 5/15/13                            150,000      118,383
     Salomon Brothers Mortgage Securities
        1999-C1 H2 7.00% 5/18/32                            100,000       81,640
     Washington Mutual Mortgage Securities
        2001-8 CB4 6.71% 8/25/31                            122,610      100,847
                                                                        --------
Total Collateralized Mortgage Obligations
   (cost $751,678)                                                       802,779
                                                                        --------
Corporate Bonds - 81.60%
Aerospace & Defense - 0.89%
     BE Aerospace 9.50% 11/1/08                             160,000      146,400
     Sequa 9.00% 8/1/09                                     120,000      117,900
                                                                        --------
                                                                         264,300
                                                                        --------
Automobiles & Automotive Parts - 2.97%
     Advanced Accessory Systems/
        AAS Capital 9.75% 10/1/07                            60,000       56,100
    *Asbury Automotive Group 144A
        9.00% 6/15/12                                       225,000      209,813
     CSK Auto 12.00% 6/15/06                                200,000      213,250
     Navistar International 9.375% 6/1/06                   170,000      173,400
     Neff 10.25% 6/1/08                                     125,000       75,625
     Venture Holdings Trust 12.00% 6/1/09                   400,000      154,000
                                                                        --------
                                                                         882,188
                                                                        --------
Banking, Finance & Insurance - 0.99%
     Finova Group 7.50% 11/15/09                            420,000      128,100
     Sovereign Bancorp 10.50% 11/15/06                      150,000      165,750
                                                                        --------
                                                                         293,850
                                                                        --------
Buildings & Materials - 1.02%
     Building Materials 7.75% 7/15/05                       150,000      125,250
     Forest Wheeler 6.75% 11/15/05                          300,000      178,500
                                                                        --------
                                                                         303,750
                                                                        --------
                                                      Principal         Market
                                                        Amount          Value
Corporate Bonds (continued)
Cable, Media & Publishing - 9.56%
    Charter Communications
         10.75% 10/1/09                              $  965,000      $   622,424
        +13.50% 1/15/11                               1,180,000          389,399
    Echostar Broadband 10.375% 10/1/07                  345,000          330,338
   +Insight Communications
         12.25% 2/15/11                                 530,000          188,150
    Insight Midwest 10.50% 11/1/10                      350,000          301,000
    Lodgenet Entertainment
         10.25% 12/15/06                                300,000          292,500
    Mediacom Broadband 11.00% 7/15/13                   395,000          319,950
    Nextmedia Operating 10.75% 7/1/11                    40,000           39,200
   *PanAmSat 144A 8.50% 2/1/12                           90,000           82,800
   *Von Hoffman 144A 10.25% 3/15/09                     115,000          113,275
    WRC Media 12.75% 11/15/09                           150,000          154,688
                                                                     -----------
                                                                       2,833,724
                                                                     -----------
Chemicals - 7.87%
    FMC 6.375% 9/1/03                                   225,000          218,899
    Huntsman International
        *144A 9.875% 3/1/09                              50,000           50,375
         10.125% 7/1/09                                 400,000          354,000
    IMC Global 6.55% 1/15/05                            225,000          206,368
    Lyondell Chemical 9.875% 5/1/07                     200,000          188,000
    MacDermid 9.125% 7/15/11                            285,000          294,975
   *SOI Funding 144A 11.25% 7/15/09                     470,000          425,349
    Solutia
         6.50% 10/15/02                                 325,000          325,000
         6.72% 10/15/37                                 335,000          273,025
                                                                     -----------
                                                                       2,335,991
                                                                     -----------
Computers & Technology - 1.47%
    Asat Finance 12.50% 11/1/06                         234,000          176,670
   *Seagate Technology 144A
         8.00% 5/15/09                                  265,000          258,375
                                                                     -----------
                                                                         435,045
                                                                     -----------
Consumer Products - 2.01%
    American Greetings 11.75% 7/15/08                   125,000          134,688
    Remington Arms 9.50% 12/1/03                        225,000          214,875
    Salton 12.25% 4/15/08                               250,000          247,500
                                                                     -----------
                                                                         597,063
                                                                     -----------
Electronics & Electrical Equipment - 0.19%
    Motors and Gears 10.75% 11/15/06                     60,000           56,700
                                                                     -----------
                                                                          56,700
                                                                     -----------
Energy - 5.15%
    Denbury Resources 9.00% 3/1/08                      140,000          136,500
    El Paso
         7.00% 5/15/11                                   50,000           37,567
        *144A 7.875% 6/15/12                             55,000           42,429

Statement                                 Delaware High-Yield Opportunities Fund
   of Net Assets (continued)

                                                       Principal       Market
                                                        Amount         Value
Corporate Bonds (continued)
Energy (continued)
    El Paso Energy Partners 8.50% 6/1/11              $ 190,000      $   177,650
   *Hanover Equipment Trust 144A
         8.50% 9/1/08                                   160,000          135,200
    Swift Energy 9.375% 5/1/12                          130,000          123,500
    Tennessee Gas Pipeline
         8.375% 6/15/32                                 160,000          142,558
   *Transcontinental Gas Pipeline 144A
         8.875% 7/15/12                                 160,000          139,200
    Vintage Petroleum
         7.875% 5/15/11                                  90,000           81,450
         8.25% 5/1/12                                   220,000          215,601
   *Williams 144A 8.125% 3/15/12                        275,000          125,125
   *Williams Gas Pipeline 144A
         7.375% 11/15/06                                215,000          170,925
                                                                     -----------
                                                                       1,527,705
                                                                     -----------
Environmental Services - 0.85%
   *IESI 144A 10.25% 6/15/12                            175,000          165,375
   *Synagro Technologies 144A
         9.50% 4/1/09                                    85,000           86,275
                                                                     -----------
                                                                         251,650
                                                                     -----------
Food, Beverage & Tobacco - 7.39%
    Advantica Restaurant 11.25% 1/15/08                 285,000          225,863
    Avado Brands 9.75% 6/1/06                           245,000          111,475
    B&G Foods 9.625% 8/1/07                             150,000          152,438
    CKE Restaurants 9.125% 5/1/09                       350,000          330,750
    Constellation Brands 8.125% 1/15/12                 120,000          122,400
    DiGiorgio 10.00% 6/15/07                            350,000          353,500
    Dimon 9.625% 10/15/11                               100,000          104,000
   *Fleming 144A 9.875% 5/1/12                          425,000          376,124
    Ingles Markets 8.875% 12/1/11                       200,000          195,500
    National Wine & Spirits 10.125% 1/15/09             225,000          217,125
    Perkins Family Restaurants
         10.125% 12/15/07                                 5,000            4,975
                                                                     -----------
                                                                       2,194,150
                                                                     -----------
Funeral Services - 0.55%
    Stewart Enterprises 10.75% 7/1/08                   150,000          162,000
                                                                     -----------
                                                                         162,000
                                                                     -----------
Healthcare & Pharmaceuticals - 5.90%
   *AaiPharma 144A 11.00% 4/1/10                        230,000          211,600
    Concentra Operating 13.00% 8/15/09                  195,000          219,375
    Extendicare Health Services
         9.35% 12/15/07                                 300,000          268,500
    Fresenius Medical Care Capital Trust
         7.875% 2/1/08                                  180,000          156,150
    Hanger Orthopedic Group
         10.375% 2/15/09                                150,000          152,250
    Healthsouth 10.75% 10/1/08                          220,000          226,600
    Kinetic Concepts 9.625% 11/1/07                     375,000          361,875
    Triad Hospitals 8.75% 5/1/09                        150,000          155,250
                                                                     -----------
                                                                       1,751,600
                                                                     -----------
                                                      Principal         Market
                                                        Amount          Value
Corporate Bonds (continued)
Home Builders - 2.65%
    Beazer Homes USA 8.625% 5/15/11                  $  125,000      $   124,063
    D.R. Horton 9.75% 9/15/10                           240,000          237,600
    Ryland Group 8.25% 4/1/08                           200,000          197,500
   *Technical Olympic USA 144A
         9.00% 7/1/10                                   240,000          227,100
                                                                     -----------
                                                                         786,263
                                                                     -----------
Leisure, Lodging & Entertainment - 9.22%
    Argosy Gaming 10.75% 6/1/09                         180,000          194,625
    Boyd Gaming 9.50% 7/15/07                           125,000          128,281
   *Chumash Casino 144A 9.00% 7/15/10                   150,000          153,375
   *Circus & Eldorado 144A 10.125% 3/1/12               245,000          238,874
    Extended Stay America 9.875% 6/15/11                175,000          175,000
    Host Marriot REIT 8.375% 2/15/06                    220,000          214,775
   *John Q Hammons Hotels 144A
         8.875% 5/15/12                                 165,000          157,988
    Mandalay Resort Group 10.25% 8/1/07                 160,000          170,400
    Meristar Hospitality Operating
        Partnership REIT 10.50% 6/15/09                 175,000          175,875
    Park Place Entertainment
        9.375% 2/15/07                                  135,000          140,231
    Penn National Gaming 11.125% 3/1/08                 210,000          226,275
   *Regal Cinemas 144A 9.375% 2/1/12                    100,000          102,500
    RFS Partnership REIT 9.75% 3/1/12                   175,000          175,875
    Six Flags 9.50% 2/1/09                              100,000          100,000
   *Venetian Casino 144A 11.00% 6/15/10                 150,000          150,375
    Wheeling Island Gaming
         10.125% 12/15/09                               225,000          229,500
                                                                     -----------
                                                                       2,733,949
                                                                     -----------
Metals & Mining - 1.42%
   *Jorgensen Earle M. 144A 9.75% 6/1/12                325,000          318,500
   *Oregon Steel Mills 144A 10.00% 7/15/09              100,000          102,000
                                                                     -----------
                                                                         420,500
                                                                     -----------
Packaging & Containers - 3.97%
    AEP Industries 9.875% 11/15/07                      250,000          245,000
   *Graphic Packaging 144A 8.625% 2/15/12               215,000          213,925
    Plastipak 10.75% 9/1/11                             150,000          161,438
    Portola Packaging 10.75% 10/1/05                    225,000          230,625
    Radnor Holdings 10.00% 12/1/03                      250,000          226,250
    Silgan 9.00% 6/1/09                                 100,000          102,000
                                                                     -----------
                                                                       1,179,238
                                                                     -----------
Paper & Forest Products - 0.86%
    Georgia Pacific 9.50%
         12/1/11 to 5/15/22                             280,000          256,151
                                                                     -----------
                                                                         256,151
                                                                     -----------
Real Estate - 2.44%
    Health Care REIT 7.50% 8/15/07                      210,000          221,423
    Nationwide Health Properties
       REIT 7.06% 12/5/06                               200,000          210,205
    Senior Housing Properties Trust
       REIT 8.625% 1/15/12                              170,000          170,000
    Tanger Properties 9.125% 2/15/08                    120,000          121,914
                                                                     -----------
                                                                         723,542
                                                                     -----------

Statement                                 Delaware High-Yield Opportunities Fund
   of Net Assets (continued)

                                                     Principal          Market
                                                       Amount           Value
Corporate Bonds (continued)
Retail - 5.33%
      Gap 10.55% 12/15/08                           $   220,000     $    221,029
     +J Crew 13.125% 10/15/08                           240,000          142,800
      J Crew Operating 10.375% 10/15/07                 290,000          245,050
   *++KMart 144A 9.875% 6/15/08                         400,000         128,000
      Office Depot 10.00% 7/15/08                       350,000          383,250
      Petco Animal Supplies 10.75%                      250,000          270,000
      11/1/11
      Saks
         7.00% 7/15/04                                   77,000           75,075
         7.25% 12/1/04                                  120,000          117,000
                                                                    ------------
                                                                       1,582,204
                                                                    ------------
Telecommunications - 3.89%
     +Alamosa Holding 12.875% 2/15/10                   330,000           64,350
     +Allegiance Telecom 11.75% 2/15/08                 235,000           27,025
      American Tower 9.375% 2/1/09                      200,000          107,000
      AT&T Wireless 8.125%  5/1/12                      220,000          166,441
      Crown Castle 10.75%  8/1/11                       300,000          204,000
      Horizon PCS 13.75% 6/15/11                        205,000           70,725
      Level 3 Communications 11.00% 3/15/08             100,000           62,500
     +Nextel Communications
         9.75% 10/31/07                                 110,000           71,225
         10.65% 9/15/07                                 175,000          120,531
    ++Nextel International 12.75% 8/1/10                600,000            7,500
     +Nextel Partners 14.00% 2/1/09                     240,000           89,400
      SBA Communications
         10.25% 2/1/09                                   35,000           18,900
        +12.00% 3/1/08                                  105,000           54,863
      Time Warner Telecommunications
         9.75% 7/15/08                                   75,000           25,875
     +Ubiquitel 14.00% 4/15/10                          450,000           38,250
    ++WorldCom
        *144A 7.375% 1/15/03                            100,000           13,250
         7.50% 5/15/11                                  100,000           13,250
                                                                    ------------
                                                                       1,155,085
                                                                    ------------
Textiles, Apparel & Furniture - 0.94%
      Levi Strauss 6.80% 11/1/03                        305,000          279,838
                                                                    ------------
                                                                         279,838
                                                                    ------------
Transportation & Shipping - 0.98%
      Hornbeck Offshore Services
         10.625% 8/1/08                                 285,000          292,125
                                                                    ------------
                                                                         292,125
                                                                    ------------
Utilities - 3.09%
      Avista 9.75% 6/1/08                               100,000          104,459
      Calpine 10.50% 5/15/06                            370,000          199,799
      Consumers Energy 6.20% 5/1/08                     160,000          156,138
      Midland Funding II 11.75% 7/23/05                 125,000          120,154
      Mission Energy 13.50% 7/15/08                      50,000           20,250
      Orion Power Holdings 12.00% 5/1/10                190,000          135,850
      PG&E National Energy 10.375% 5/16/11              150,000          111,169
     *Western Energy 144A 9.75% 5/1/07                   75,000           67,940
                                                                    ------------
                                                                         915,759
                                                                    ------------
Total Corporate Bonds (cost $ 26,319,873)                             24,214,370
                                                                    ------------
                                                    Principal          Market
                                                      Amount           Value
Foreign Bonds - 12.65%
Argentina - 0.27%
      YPF SA 8.00% 2/15/04                         $     105,000   $      81,375
                                                                  --------------
                                                                          81,375
                                                                  --------------
Bahamas - 0.45%
      Teekay Shipping 8.875% 7/15/11                     130,000         134,550
                                                                  --------------
                                                                         134,550
                                                                  --------------
Brazil - 0.45%
      Federal Republic of Brazil
         11.00% 8/17/40                                  300,000         132,750
                                                                  --------------
                                                                         132,750
                                                                  --------------
British Virgin Islands - 0.59%
      ChipPAC International 12.75% 8/1/09                175,000         174,125
                                                                  --------------
                                                                         174,125
                                                                  --------------
Canada - 5.72%
      Ainsworth Lumber 13.875% 7/15/07                    45,000          48,825
      Calpine Canada Energy Finance
         8.50% 5/1/08                                    315,000         165,375
     *Compton Petroleum 144A
         9.90% 5/15/09                                   200,000         201,000
     *CP Ships 144A 10.375% 7/15/12                      150,000         152,625
      Fairfax Financial
         7.75% 12/15/03                                  325,000         299,115
      Methanex 8.75% 8/15/12                             250,000         253,750
      Norske Skogind 8.625% 6/15/11                       90,000          91,125
      Rogers Cablesystems 10.00% 3/15/05                 210,000         218,400
      Tembec Industries 8.50% 2/1/11                     200,000         202,000
      Telus 7.50% 6/1/07                                 100,000          62,000
                                                                  --------------
                                                                       1,694,215
                                                                  --------------
Colombia - 0.36%
      Republic of Colombia 11.75% 2/25/20                130,000         107,575
                                                                  --------------
                                                                         107,575
                                                                  --------------
Ecuador - 0.77%
    **Republic of Ecuador
         5.00% 8/15/30                                    30,000          11,611
        *144A 5.00% 8/15/30                              545,000         216,637
                                                                  --------------
                                                                         228,248
                                                                  --------------
France - 0.42%
      France Telecom 8.50% 3/1/31                        125,000         124,676
                                                                  --------------
                                                                         124,676
                                                                  --------------
Grenada - 0.52%
     *Government of Grenada 144A
         9.375% 6/30/12                                  155,000         155,388
                                                                  --------------
                                                                         155,388
                                                                  --------------
Norway - 0.60%
      Ocean Rig Norway 10.25% 6/1/08                     200,000         179,000
                                                                  --------------
                                                                         179,000
                                                                  --------------
Luxembourg - 0.75%
      Tyco International Group 6.375% 10/15/11           300,000         223,927
                                                                  --------------
                                                                         223,927
                                                                  --------------

Statement                                 Delaware High-Yield Opportunities Fund
   of Net Assets (continued)


                                                     Principal        Market
                                                       Amount         Value
Foreign Bonds (continued)
Russia - 1.09%
   Russia Federation 5.00% 3/31/30                    $ 475,000      $   321,219
                                                                     -----------
                                                                         321,219
                                                                     -----------
Uruguay - 0.35%
   Republic of Uruguay
      7.625% 1/20/12                                    130,000           49,400
      7.875% 7/15/27                                    130,000           53,300
                                                                     -----------
                                                                         102,700
                                                                     -----------
Venezuela - 0.31%
   Republic of Venezuela 2.875% 12/18/07                130,950           93,412
                                                                     -----------
                                                                          93,412
                                                                     -----------
Total Foreign Bonds (cost $4,044,389)                                  3,753,160
                                                                     -----------

                                                       Number of
                                                        Shares
Preferred Stocks - 0.00%
   Intermedia Communications PIK 13.50%                       1               49
   Rural Cellular PIK 11.375%                                 1               59
                                                                     -----------
Total Preferred Stocks (cos$ 910)                                            108
                                                                     -----------
Warrants - 0.00%
***Horizon PCS                                              600               30
                                                                     -----------
Total Warrants (cost  $41,099)                                                30
                                                                     -----------

                                                      Principal
                                                       Amount
Repurchase Agreements - 1.28%
     With BNP Paribas 1.79% 8/1/02
        (dated 7/31/02, collateralized by
        $132,700 U.S. Treasury Bills
        due 8/8/02, market value $132,633)            $ 129,700          129,700
     With J. P. Morgan Securities 1.77%
        8/1/02 (dated 7/31/02, collateralized
        by $45,400 U.S. Treasury Notes
        11.125% due 8/15/03, market value
        $52,100 and $56,400 U.S. Treasury
        Notes 10.75% due 8/15/05, market
        value $71,946)                                  121,600          121,600
     With UBS Warburg 1.79% 8/1/02
        (dated 7/31/02, collateralized by
        $56,400 U.S. Treasury Notes 3.625%
        due 8/31/03, market value $58,331,
        $56,400 U.S. Treasury Notes
        5.875% due 2/15/04, market value
        $61,160, and $11,300 U.S. Treasury
        Notes 6.50% due 10/15/06, market
        value $12,914)                                  129,700          129,700
                                                                     -----------
Total Repurchase Agreements
   (cost $ 381,000)                                                      381,000
                                                                     -----------

Total Market Value of Securities - 98.82%
   (cost $31,709,098)                                               $29,324,424
Receivables and Other Assets
   Net of Liabilities - 1.18%                                           351,173
                                                                    -----------
Net Assets Applicable to 8,677,730 Shares
   Outstanding - 100.00%                                            $29,675,597
                                                                    ===========

Net Asset Value - Delaware High-Yield
   Opportunities Fund Class A
   ($14,767,361 / 4,317,423 Shares)                                       $3.42
                                                                          -----
Net Asset Value - Delaware High-Yield
   Opportunities Fund Class B
   ($9,434,636 / 2,759,607 Shares)                                        $3.42
                                                                          -----
Net Asset Value - Delaware High-Yield
   Opportunities Fund Class C
   ($2,904,663 / 849,474 Shares)                                          $3.42
                                                                          -----
Net Asset Value - Delaware High-Yield
   Opportunities Fund Institutional Class
   ($2,568,937 / 751,226 Shares)                                          $3.42
                                                                          -----

Components of Net Assets at July 31, 2002:
Shares of beneficial interest
   (unlimited authorization - no par)                               $45,468,134
Distributions in excess of net investment income                            (60)
Accumulated net realized loss on investments                        (13,407,803)
Net unrealized depreciation of investments                           (2,384,674)
                                                                    -----------
Total net assets                                                    $29,675,597
                                                                    ===========

Summary of Abbreviations
PIK - Pay-in-kind
REIT - Real Estate Investment Trust

  *Security exempt from registration under Rule 144A of the Securities Act of 1933.
   See Note 7 in "Notes to Financial Statements".
 **Variable rate security. The interest rate shown is the rate as of July 31,
   2002.
***Non-income producing security for the year ended July 31,2002.
  +Zero coupon bond. The interest rate shown is the step-up rate.
 ++Non-income producing security. Security is currently in default.

Net Asset Value and Offering Price per Share -
   Delaware High-Yield Opportunities Fund
Net asset value Class A (A)                                               $3.42
Sales charge (4.75% of offering price or 4.97% of
   amount invested per share) (B)                                          0.17
                                                                          -----
Offering price                                                            $3.59
                                                                          =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statement                                 Delaware High-Yield Opportunities Fund
   of Assets and Liabilities              July 31, 2002




Assets:
   Investments at market (cost $31,709,098)                 $29,324,424
   Receivables for securities sold                            2,482,850
   Interest receivable                                          733,295
   Cash                                                         454,818
   Subscriptions receivable                                      52,478
   Receivable from DMC                                            9,068
                                                            -----------
   Total assets                                              33,056,933
                                                            -----------

Liabilities:
   Payable for securities purchased                           3,161,144
   Liquidations payable                                          96,010
   Distributions payable                                         72,616
   Other accounts payable and accrued expenses                   51,566
                                                            -----------
   Total liabilities                                          3,381,336
                                                            -----------

Total Net Assets                                            $29,675,597
                                                            ===========

See accompanying notes

Statement                                 Delaware High-Yield Opportunities Fund
   of Operations                          Year Ended July 31, 2002

Investment Income:
   Interest                                                                     $3,497,457
   Dividends                                                                        94,535        3,591,992
                                                                                ----------       ----------
Expenses:
   Management fees                                                                 229,359
   Dividend disbursing and transfer agent fees and expenses                         73,540
   Distribution expenses - Class A                                                  56,828
   Distribution expenses - Class B                                                 106,717
   Distribution expenses - Class C                                                  29,160
   Registration fees                                                                39,470
   Reports and statements to shareholders                                           22,618
   Accounting and administration fees                                               15,269
   Custodian fees                                                                    6,726
   Professional fees                                                                 5,894
   Trustees' fees                                                                    1,035
   Other                                                                            10,419
                                                                                ----------
                                                                                                     597,035
   Less expenses absorbed or waived                                                                 (109,980)
   Less expenses paid indirectly                                                                      (1,247)
                                                                                                 -----------
   Total expenses                                                                                    485,808
                                                                                                 -----------
Net Investment Income                                                                              3,106,184
                                                                                                 -----------

Net Realized and Unrealized Loss on Investments:
   Net realized loss on investments                                                               (3,047,410)
   Net change in unrealized appreciation/depreciation of investments                              (1,913,658)
                                                                                                 -----------
Net Realized and Unrealized Loss on Investments                                                   (4,961,068)
                                                                                                 -----------

Net Decrease in Net Assets Resulting from Operations                                             $(1,854,884)
                                                                                                 ===========

See accompanying notes

Statements                                Delaware High-Yield Opportunities Fund
   of Changes in Net Assets

                                                                                                      Year Ended
                                                                                               7/31/02            7/31/01
Increase (Decrease) in Net Assets from Operations:
   Net investment income                                                                     $ 3,106,184        $ 3,243,790
   Net realized loss on investments                                                           (3,047,410)        (6,902,461)
   Net change in unrealized appreciation/depreciation of investments                          (1,913,658)           316,279
                                                                                             -----------        -----------
   Net decrease in net assets resulting from operations                                       (1,854,884)        (3,342,392)
                                                                                             -----------        -----------

Dividends and Distributions to Shareholders from:
   Net investment income:
     Class A                                                                                  (1,922,328)        (1,933,880)
     Class B                                                                                  (1,002,194)        (1,061,594)
     Class C                                                                                    (273,572)          (276,179)
     Institutional Class                                                                        (307,668)              (380)
                                                                                             -----------        -----------
                                                                                              (3,505,762)        (3,272,033)
                                                                                             -----------        -----------
Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                                                                   8,881,337         19,154,937
     Class B                                                                                   4,512,149          9,896,447
     Class C                                                                                   1,219,846          2,230,808
     Institutional Class                                                                       4,099,027                 --

   Net asset value of shares issued upon reinvestment of dividends and distributions:
     Class A                                                                                   1,481,164          1,564,220
     Class B                                                                                     427,436            565,395
     Class C                                                                                     166,851            137,006
     Institutional Class                                                                         301,157                380
                                                                                             -----------        -----------
                                                                                              21,088,967         33,549,193
                                                                                             -----------        -----------
   Cost of shares repurchased:
     Class A                                                                                 (11,317,246)       (14,113,438)
     Class B                                                                                  (5,094,602)        (6,626,156)
     Class C                                                                                  (1,091,567)          (965,832)
     Institutional Class                                                                      (1,284,648)              (642)
                                                                                             -----------        -----------
                                                                                             (18,788,063)       (21,706,068)
                                                                                             -----------        -----------
   Increase in net assets derived from capital share transactions                              2,300,904         11,843,125
                                                                                             -----------        -----------
   Net Increase (Decrease) in Net Assets                                                      (3,059,742)         5,228,700

Net Assets:
   Beginning of year                                                                          32,735,339         27,506,639
                                                                                             -----------        -----------
   End of year                                                                               $29,675,597        $32,735,339
                                                                                             ===========        ===========

See accompanying notes

Financial
   Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                            Delaware High-Yield Opportunities Fund Class A
---------------------------------------------------------------------------------------------------------------------------------
                                                                                               Year Ended
                                                                      7/31/02(3)   7/31/01      7/31/00     7/31/99       7/31/98
Net asset value, beginning of period                                    $3.950     $4.850       $5.120      $5.920        $5.920

Income (loss) from investment operations:
Net investment income(1)                                                 0.344      0.444        0.455       0.434         0.523
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                               (0.488)    (0.893)      (0.296)     (0.691)        0.336
                                                                        ------     ------       ------      ------        ------
Total from investment operations                                        (0.144)    (0.449)       0.159      (0.257)        0.859
                                                                        ------     ------       ------      ------        ------

Less dividends and distributions from:
Net investment income                                                   (0.386)    (0.451)      (0.429)     (0.438)       (0.605)
Net realized gain on investments                                            --         --           --      (0.105)       (0.254)
                                                                        ------     ------       ------      ------        ------
Total dividends and distributions                                       (0.386)    (0.451)      (0.429)     (0.543)       (0.859)
                                                                        ------     ------       ------      ------        ------

Net asset value, end of period                                          $3.420     $3.950       $4.850      $5.120        $5.920
                                                                        ======     ======       ======      ======        ======

Total return(2)                                                         (3.87%)    (9.96%)       3.28%      (4.26%)       15.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                $14,767    $18,478      $15,650     $12,558        $9,670
Ratio of expenses to average net assets                                  1.13%      1.30%        1.30%       1.27%         1.14%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                               1.44%      1.40%        1.57%       1.89%         1.44%
Ratio of net investment income to average net assets                     9.05%     10.06%        9.21%       8.02%         8.88%
Ratio of net investment income to average net assets prior to
   expense limitation and expenses paid indirectly                       8.74%      9.96%        8.94%       7.39%         8.58%
Portfolio turnover                                                        609%     1,201%         396%        382%          317%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower had the expense limitation not been in effect.
(3) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.030, an increase in net realized and unrealized gain (loss) per share of $0.030, and a decrease in the ratio of net investment income to average net assets of 0.79%. Per share data for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.


See accompanying notes

Financial
   Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                            Delaware High-Yield Opportunities Fund Class B
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2/17/98(1)
                                                                                              Year Ended                    to
                                                                      7/31/02(4)  7/31/01      7/31/00     7/31/99       7/31/98
Net asset value, beginning of period                                    $3.960     $4.850       $5.120      $5.920        $5.870

Income (loss) from investment operations:
Net investment income(2)                                                 0.317      0.413        0.421       0.401         0.161
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                               (0.498)    (0.886)      (0.294)     (0.694)        0.044
                                                                        ------     ------       ------      ------        ------
Total from investment operations                                        (0.181)    (0.473)       0.127      (0.293)        0.205
                                                                        ------     ------       ------      ------        ------

Less dividends and distributions from:
Net investment income                                                   (0.359)    (0.417)      (0.397)     (0.402)       (0.155)
Net realized gain on investments                                            --         --           --      (0.105)           --
                                                                        ------     ------       ------      ------        ------
Total dividends and distributions                                       (0.359)    (0.417)      (0.397)     (0.507)       (0.155)
                                                                        ------     ------       ------      ------        ------

Net asset value, end of period                                          $3.420     $3.960       $4.850      $5.120        $5.920
                                                                        ======     ======       ======      ======        ======

Total return(3)                                                         (4.80%)   (10.44%)       2.62%      (4.91%)        3.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                 $9,435    $11,210       $9,589      $6,296        $1,603
Ratio of expenses to average net assets                                  1.83%      2.00%        2.00%       1.97%         1.84%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                               2.14%      2.10%        2.27%       2.59%         2.14%
Ratio of net investment income to average net assets                     8.35%      9.36%        8.51%       7.32%         8.18%
Ratio of net investment income to average net assets prior to
   expense limitation and expenses paid indirectly                       8.04%      9.26%        8.24%       6.69%         7.88%
Portfolio turnover                                                        609%     1,201%         396%        382%          317%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower had the expense limitation not been in effect.
(4) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.030, an increase in net realized and unrealized gain (loss) per share of $0.030, and a decrease in the ratio of net investment income to average net assets of 0.79%. Per share data for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.


See accompanying notes

Financial
   Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                            Delaware High-Yield Opportunities Fund Class C
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2/17/98(1)
                                                                                              Year Ended                    to
                                                                      7/31/02(4)   7/31/01     7/31/00     7/31/99       7/31/98
Net asset value, beginning of period                                    $3.960      $4.850      $5.120      $5.920        $5.870

Income (loss) from investment operations:
Net investment income(2)                                                 0.317       0.414       0.422       0.403         0.161
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                               (0.498)     (0.887)     (0.295)     (0.696)        0.044
                                                                        ------      ------      ------      ------        ------
Total from investment operations                                        (0.181)     (0.473)      0.127      (0.293)        0.205
                                                                        ------      ------      ------      ------        ------

Less dividends and distributions from:
Net investment income                                                   (0.359)     (0.417)     (0.397)     (0.402)       (0.155)
Net realized gain on investments                                            --          --          --      (0.105)           --
                                                                        ------      ------      ------      ------        ------
Total dividends and distributions                                       (0.359)     (0.417)     (0.397)     (0.507)       (0.155)
                                                                        ------      ------      ------      ------        ------

Net asset value, end of period                                          $3.420      $3.960      $4.850      $5.120        $5.920
                                                                        ======      ======      ======      ======        ======

Total return(3)                                                         (4.80%)    (10.44%)      2.61%      (4.91%)        3.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                 $2,905      $3,044      $2,264      $1,913          $547
Ratio of expenses to average net assets                                  1.83%       2.00%       2.00%       1.97%         1.84%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                               2.14%       2.10%       2.27%       2.59%         2.14%
Ratio of net investment income to average net assets                     8.35%       9.36%       8.51%       7.32%         8.18%
Ratio of net investment income to average net assets prior to
   expense limitation and expenses paid indirectly                       8.04%       9.26%       8.24%       6.69%         7.88%
Portfolio turnover                                                        609%      1,201%        396%        382%          317%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower had the expense limitation not been in effect.
(4) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.030, an increase in net realized and unrealized gain (loss) per share of $0.030, and a decrease in the ratio of net investment income to average net assets of 0.79%. Per share data for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.


See accompanying notes

Financial
   Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware High-Yield Opportunities Fund Institutional Class
---------------------------------------------------------------------------------------------------------------------------------
                                                                                               Year Ended
                                                                      7/31/02(3)  7/31/01     7/31/00     7/31/99       7/31/98
Net asset value, beginning of period                                   $3.950     $4.850       $5.120      $5.920        $5.920

Income (loss) from investment operations:
Net investment income(1)                                                0.355      0.458        0.473       0.444         0.537
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                              (0.487)    (0.893)      (0.298)     (0.684)        0.330
                                                                       ------     ------       ------      ------        ------
Total from investment operations                                       (0.132)    (0.435)       0.175      (0.240)        0.867
                                                                       ------     ------       ------      ------        ------

Less dividends and distributions from:
Net investment income                                                  (0.398)    (0.465)      (0.445)     (0.455)       (0.613)
Net realized gain on investments                                           --         --           --      (0.105)       (0.254)
                                                                       ------     ------       ------      ------        ------
Total dividends and distributions                                      (0.398)    (0.465)      (0.445)     (0.560)       (0.867)
                                                                       ------     ------       ------      ------        ------

Net asset value, end of period                                          3.420      3.950        4.850       5.120         5.920
                                                                       ======     ======       ======      ======        ======

Total return(2)                                                        (3.57%)    (9.67%)       3.61%      (3.96%)       15.82%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                $2,569         $3           $4      $3,691        $3,837
Ratio of expenses to average net assets                                 0.83%      1.00%        1.00%       0.97%         0.84%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                              1.14%      1.10%        1.27%       1.59%         1.14%
Ratio of net investment income to average net assets                    9.35%     10.36%        9.51%       8.32%         9.18%
Ratio of net investment income to average net assets prior to
   expense limitation and expenses paid indirectly                      9.04%     10.26%        9.24%       7.69%         8.88%
Portfolio turnover                                                       609%     1,201%         386%        382%          317%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. An expense limitation was in effect during the period. Performance would have been lower had the expense limitation not been in effect.
(3) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.030, an increase in net realized and unrealized gain (loss) per share of $0.030, and a decrease in the ratio of net investment income to average net assets of 0.79%. Per share data for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.


See accompanying notes

Notes                                     Delaware High-Yield Opportunities Fund
  to Financial Statements                 July 31, 2002

Delaware Group Income Funds (the "Trust") is organized as a Delaware business trust and offers five series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund. These financial statements and the related notes pertain to Delaware High-Yield Opportunities Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek total return, and as a secondary objective, high current income.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions -- Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Change in Accounting Principle -- As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing all discount or premium on debt securities. Prior to August 1, 2001, the Fund was not amortizing premium and was recognizing market discount at disposition on debt securities, which conformed to the Fund's policy for federal income tax purposes. The cumulative effect of this accounting change had no impact on total assets of the Fund, but resulted in a $107,580 decrease in cost of securities and a corresponding $107,580 increase in net unrealized appreciation (depreciation), based on securities held by the Fund on August 1, 2001.

In addition, effective August 1, 2001, the Fund adopted the provisions of the Guide that require gains (losses) on paydowns of mortgage- and asset-backed securities to be recorded as an adjustment to interest income. Prior to August 1, 2001, such gains (losses) were included in realized gain (loss) on investments.

The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income of $277,890, a decrease in net unrealized appreciation (depreciation) of $294,013, and an increase in net realized gains (losses) of $571,903. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect these changes in accounting.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares dividends daily from net investment income and pays such dividends monthly. Prior to May 23, 2002, the Fund declared and paid dividends from net investment income monthly. The Fund declares and pays distributions from net realized gain on investments, if any, annually.

Notes                                    Delaware High-Yield Opportunities Fund
  to Financial Statements (continued)

1. Significant Accounting Policies (continued)
Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $847 for the year ended July 31, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended July 31, 2002 were approximately $400. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of the average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of the management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.83% of average daily net assets of the Fund through September 30, 2003.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by Institutional Class shares.

At July 31, 2002 the Fund had receivables from and liabilities payable to affiliates as follows:

Receivable from DMC under expense limitation agreement     $ 9,068
Dividend disbursing, transfer agent fees, accounting
   and other expenses payable to DSC                       (15,235)
Other expenses payable to DMC and affiliates                (3,376)

For the year ended July 31, 2002, DDLP earned $6,911 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended July 31, 2002, the Fund made purchases of $205,118,503 and sales of $200,834,146 of investment securities other than short-term investments.

At July 31, 2002, the cost of investments for federal income tax purposes was $32,347,160. At July 31, 2002, net unrealized depreciation was $3,022,736, of which $482,730 related to unrealized appreciation of investments and $3,505,466 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended July 31, 2002 and 2001 was as follows:

                                        2002            2001
Ordinary income                      $3,505,762      $3,272,033
                                     ----------      ----------

As of July 31, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                           $45,468,134
Distributions in excess of ordinary income                      (60)
Capital loss carryforwards                              (10,336,787)
Post-October losses                                      (2,432,954)
Unrealized depreciation on investments                   (3,022,736)
                                                        -----------
Net assets                                              $29,675,597
                                                        ===========

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $65,503 expires in 2007, $978,433 expires in 2008, $2,847,377 expires in 2009, and $6,445,474 expires in 2010.

Post-October losses represent losses realized on investment transactions from November 1, 2001 through July 31, 2002 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

Notes                                     Delaware High-Yield Opportunities Fund
  to Financial Statements (continued)

5. Capital Shares
Transactions in capital shares were as follows:

                                                  Year Ended
                                            7/31/02        7/31/01
Shares sold:
   Class A                                 2,334,583      4,264,752
   Class B                                 1,192,799      2,222,001
   Class C                                   327,189        492,484
   Institutional Class                     1,019,717             --

Shares issued upon reinvestment of
   dividends and distributions:
   Class A                                   392,117        359,951
   Class B                                   113,185        129,264
   Class C                                    44,267         31,702
   Institutional Class                        79,676             87
                                          ----------     ----------
                                           5,503,533      7,500,241
                                          ----------     ----------
Shares repurchased:
   Class A                                (3,082,757)    (3,178,322)
   Class B                                (1,376,965)    (1,497,683)
   Class C                                  (290,936)      (221,984)
   Institutional Class                      (348,921)          (155)
                                          ----------     ----------
                                          (5,099,579)    (4,898,144)
                                          ----------     ----------
Net increase                                 403,954      2,602,097
                                          ==========     ==========

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of July 31, 2002, or at any time during the year.

7. Credit and Market Risk
The Fund invests in high-yield fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

8. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended July 31, 2002, the Fund designates distributions paid during the year as follows:

       (A)               (B)
    Long-Term         Ordinary            (C)
  Capital Gains        Income            Total              (D)
  Distributions     Distributions     Distributions      Qualifying
   (Tax Basis)       (Tax Basis)       (Tax Basis)      Dividends(1)
 ---------------    -------------     -------------     -------------
        --              100%              100%               0%

(A) and (B) are based on a percentage of the Fund's total distributions.
(D) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report
  of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Income Funds -
  Delaware High-Yield Opportunities Fund

We have audited the accompanying statement of net assets and statement of assets and liabilities of Delaware High-Yield Opportunities Fund (the "Fund") as of July 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware High-Yield Opportunities Fund at July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young

Philadelphia, Pennsylvania
September 6, 2002

Board of Trustees/Officers
  Addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                                 Principal                   Number of
     Name,                     Position(s)                                      Occupation(s)            Portfolios in Fund
   Address                      Held with            Length of Time                During                 Complex Overseen
and Birthdate                    Fund(s)                Served                   Past 5 Years               by Trustee
-------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Charles E. Haldeman, Jr.(1)      Chairman               2 Years              Since January 1, 2000,              89
   2005 Market Street           and Trustee                                Mr. Haldeman has served in
   Philadelphia, PA                                                       various capacities at different
       19103                                                              times at Delaware Investments(2)

   October 29, 1948                                                          President/Chief Operating
                                                                                 Officer/Director -
                                                                              United Asset Management
                                                                          (January 1998 - January 2000)

                                                                                Partner/Director -
                                                                             Cooke and  Bieler, Inc.
                                                                             (Investment Management)
                                                                            (June 1974 - January 1998)

David K. Downes(3)               President,              9 Years -                Mr. Downes has                107
2005 Market Street             Chief Executive       Executive Officer          served in various
 Philadelphia, PA                 Officer,                                     executive capacities
     19103                    Chief Financial        3 Years - Trustee         at different times
                             Officer and Trustee                              at Delaware Investments
   January 8, 1940


Independent Trustees

  Walter P. Babich                 Trustee               14 Years                  Board Chairman -             107
460 North Gulph Road                                                        Citadel Constructors, Inc.
 King of Prussia, PA                                                              (1989 - Present)
       19406


   October 1, 1927

 John H. Durham                    Trustee               23 Years(4)             Private Investor               107
  P.O. Box 819
Gwynedd Valley, PA
     19437

 August 7, 1937


                                         Other
     Name,                            Directorships
   Address                              Held by
and Birthdate                           Trustee
-----------------------------------------------------------

Interested Trustees

Charles E. Haldeman, Jr.(1)                None
   2005 Market Street
   Philadelphia, PA
       19103

   October 29, 1948



David K. Downes(3)                    Director/President -
2005 Market Street                      Lincoln National
 Philadelphia, PA                    Convertible Securities
     19103                                 Fund, Inc.

   January 8, 1940                      Director/President
                                        -Lincoln National
                                         Income Fund, Inc.
Independent Trustees

  Walter P. Babich                              None
460 North Gulph Road
 King of Prussia, PA
       19406


   October 1, 1927

 John H. Durham                              Trustee -
  P.O. Box 819                          Abington Memorial
Gwynedd Valley, PA                           Hospital
     19437

 August 7, 1937                         President/Director -
                                         22 WR Corporation

(1) Mr. Haldeman is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, accounting service provider and transfer agent.

(2) Delaware Investments is the marketing name for Delaware Management Holdings,
    Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(3) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(4) Mr. Durham served as a Director Emeritus from 1995 through 1998.

                                                                                   Principal                 Number of
     Name,                     Position(s)                                        Occupation(s)          Portfolios in Fund
   Address                      Held with            Length of Time                  During               Complex Overseen
and Birthdate                    Fund(s)                Served                     Past 5 Years             by Trustee
-----------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

John A. Fry                      Trustee                1 Year                      President -                  89
P.O. Box 3003                                                                Franklin & Marshall College
Lancaster, PA                                                                   (June 2002 - Present)
   17604
                                                                             Executive Vice President -
                                                                              University of Pennsylvania
May 28, 1960                                                                   (April 1995 - June 2002)


Anthony D. Knerr                 Trustee               12 Years              Founder/Managing Director -        107
500 Fifth Avenue                                                             Anthony Knerr & Associates
New York, NY                                                                   (1990 - Present)
   10110

December 7, 1938


Ann R. Leven                    Trustee                13 Years             Treasurer/Chief Fiscal Officer -    107
785 Park Avenue                                                                National Gallery of Art
New York, NY                                                                       (1994 - 1999)
  10021

November 1, 1940




Thomas F. Madison               Trustee                8 Years                       President/Chief            107
200 South Fifth Street                                                            Executive Officer -
    Suite 2100                                                                     MLM Partners, Inc.
  Minneapolis, MN                                                              (Small Business Investing
       55402                                                                         and Consulting)
                                                                                 (January 1993 - Present)
  February 25, 1936






Janet L. Yeomans                Trustee               3 Years                   Vice President Treasurer -      107
 Building 220-13W-37                                                                3M Corporation
 St. Paul, MN                                                                     (July 1995 - Present)
   55144
                                                                                 Ms. Yeomans has held
 July 31, 1948                                                                    various management
                                                                                positions at 3M Corporation
                                                                                      since 1983.

                                      Other
     Name,                         Directorships
   Address                           Held by
and Birthdate                        Trustee
---------------------------------------------------

Independent Trustees (continued)

John A. Fry                         Director -
P.O. Box 3003                    Sovereign Bancorp
Lancaster, PA
   17604
                                     Director -
                                  Sovereign Bank
May 28, 1960


Anthony D. Knerr                        None
500 Fifth Avenue
New York, NY
   10110

December 7, 1938


Ann R. Leven                        Director -
785 Park Avenue                 Recoton Corporation
New York, NY
10021                               Director -
                                  Systemax, Inc.
November 1, 1940
                                    Director -
                              Andy Warhol Foundation


Thomas F. Madison                  Director - Valmont
200 South Fifth Street              Industries, Inc.
    Suite 2100
  Minneapolis, MN                  Director - ACI
       55402                      Telecentrics Inc.

  February 25, 1936              Director - Digital
                                     River Inc.

                                 Director - Rimage
                                    Corporation


Janet L. Yeomans                       None
 Building 220-13W-37
 St. Paul, MN
   55144

 July 31, 1948

                                       24

                                                                             Principal                      Number of
     Name,                     Position(s)                                  Occupation(s)               Portfolios in Fund
   Address                      Held with            Length of Time            During                    Complex Overseen
and Birthdate                    Fund(s)                Served               Past 5 Years               by Trustee/Officer
--------------------------------------------------------------------------------------------------------------------------------
Officers

  William E. Dodge           Executive Vice            2 Years        Executive Vice President and              107
2005 Market Street           President and                              Chief Investment Officer -
 Philadelphia, PA           Chief Investment                                Equity of Delaware
      19103                 Officer - Equity                        Investment Advisers, a series of
                                                                           Delaware Management
June 29, 1949                                                                 Business Trust
                                                                          (April 1999 - Present)

                                                                           President, Director
                                                                            of Marketing and
                                                                        Senior Portfolio Manager -
                                                                       Marvin & Palmer Associates
                                                                         (Investment Management)
                                                                       (August 1996 - April 1999)

 Jude T. Driscoll            Executive Vice            1 Year         Executive Vice President and              107
2005 Market Street           President and                              Head of Fixed-Income of
 Philadelphia, PA               Head of                               Delaware Investment Advisers,
     19103                    Fixed-Income                                a series of Delaware
                                                                        Management Business Trust
March 10, 1963                                                           (August 2000 - Present)

                                                                        Senior Vice President and
                                                                    Director of Fixed-Income Process -
                                                                        Conseco Capital Management
                                                                         (June 1998 - August 2000)

                                                                            Managing Director -
                                                                       NationsBanc Capital Markets
                                                                       (February 1996 - June 1998)

Richard J. Flannery      Executive Vice President,     5 Years         Mr. Flannery has served in               107
2005 Market Street         General Counsel and                        various executive capacities
 Philadelphia, PA      Chief Administrative Officer                      at different times at
      19103                                                              Delaware Investments.

 September 30, 1957

Richelle S. Maestro        Senior Vice President,      9 Years          Ms. Maestro has served in               107
2005 Market Street         Deputy General Counsel                     various executive capacities
 Philadelphia, PA              and Secretary                             at different times at
      19103                                                              Delaware Investments.

 November 26, 1957

Michael P. Bishof          Senior Vice President       6 Years          Mr. Bishof has served in                107
2005 Market Street             and Treasurer                          various executive capacities
 Philadelphia, PA                                                         at different times at
      19103                                                               Delaware Investments.

August 18, 1962


                                     Other
     Name,                       Directorships
   Address                          Held by
and Birthdate                   Trustee/Officer
---------------------------------------------------

Officers

  William E. Dodge                    None
2005 Market Street
 Philadelphia, PA
      19103

June 29, 1949



 Jude T. Driscoll                     None
2005 Market Street
 Philadelphia, PA
     19103

March 10, 1963





Richard J. Flannery                   None
2005 Market Street
 Philadelphia, PA
      19103

 September 30, 1957

Richelle S. Maestro                   None
2005 Market Street
 Philadelphia, PA
      19103

 November 26, 1957

Michael P. Bishof                     None
2005 Market Street
 Philadelphia, PA
      19103

August 18, 1962

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware High-Yield Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware High-Yield Opportunities Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                              Affiliated Officers                         Contact Information
Charles E. Haldeman, Jr.                       William E. Dodge                            Investment Manager
Chairman                                       Executive Vice President and                Delaware Management Company
Delaware Investments Family of Funds           Chief Investment Officer, Equity            Philadelphia, PA
Philadelphia, PA                               Delaware Investments Family of Funds
                                               Philadelphia, PA                            International Affiliate
Walter P. Babich                                                                           Delaware International Advisers Ltd.
Board Chairman                                 Jude T. Driscoll                            London, England
Citadel Constructors, Inc.                     Executive Vice President and
King of Prussia, PA                            Head of Fixed Income                        National Distributor
                                               Delaware Investments Family of Funds        Delaware Distributors, L.P.
David K. Downes                                Philadelphia, PA                            Philadelphia, PA
President and Chief Executive Officer
Delaware Investments Family of Funds           Richard J. Flannery                         Shareholder Servicing, Dividend
Philadelphia, PA                               President and Chief Executive Officer       Disbursing and Transfer Agent
                                               Delaware Distributors, L.P.                 Delaware Service Company, Inc.
John H. Durham                                 Philadelphia, PA                            2005 Market Street
Private Investor                                                                           Philadelphia, PA 19103-7094
Gwynedd Valley, PA                             Richelle S. Maestro
                                               Senior Vice President, Deputy General       For Shareholders
John A. Fry                                    Counsel and Secretary                       800 523-1918
President                                      Delaware Investments Family of Funds
Franklin & Marshall College                    Philadelphia, PA                            For Securities Dealers and Financial
Lancaster, PA                                                                              Institutions Representatives Only
                                               Michael P. Bishof                           800 362-7500
Anthony D. Knerr                               Senior Vice President and Treasurer
Consultant                                     Delaware Investments Family of Funds        Web site
Anthony Knerr & Associates                     Philadelphia, PA                            www.delawareinvestments.com
New York, NY

Ann R. Leven
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

(6545)                                                        Printed in the USA
AR-137 [7/02] VG 9/02                                                      J8552